SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2003



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




       Delaware                    0-25239                 51-0379417
(State of Incorporation)     (Commission File No.)    (IRS Employer I.D. No.)




16101 LaGrande Drive, Suite 103
Little Rock, Arkansas                                             72223
(Address of Principal Executive Office)                         (Zip code)




         Registrant's telephone number, including area code: 501-324-7282



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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure the following press releases: .

  Exhibit No.      Document Description

     99.1 Press Release announcing the appointment of Rick D. Gardner as Chief Administrative Officer

     99.2 Press Release announcing the appointment of Robert A. Kuehl as Chief Financial Officer

     99.3 Press Release announcing the appointment of two new members to the Registrant's Board of Directors.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SUPERIOR FINANCIAL CORP.
                                             --------------------
                                                 (Registrant)





Date:    February 6, 2003                    /s/ Robert A. Kuehl
                                             --------------------
                                             Robert A. Kuehl
                                             Chief Financial Officer






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